Exhibit 10.1

SECOND AMENDMENT

TO

CREDIT AGREEMENT

DATED AS OF SEPTEMBER 4, 2012

AMONG

CARRIZO OIL & GAS, INC.,

AS BORROWER,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) dated as of September 4, 2012, among CARRIZO OIL & GAS, INC., a Texas corporation (the “Borrower”); the Lenders listed on the signature pages hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

WHEREAS, the Borrower, the Administrative Agent, the Lenders and the other Agents party thereto are parties to that certain Credit Agreement dated as of January 27, 2011 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Majority Lenders amend certain provisions of the Credit Agreement, and the Administrative Agent and the Majority Lenders are willing to do so on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, to induce the Administrative Agent and the Majority Lenders to enter into this Second Amendment, and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) Section 1.02 is hereby amended by deleting the defined terms “Agreement”, “Existing 2018 Notes”, “Existing 2018 Notes Indenture”, “Permitted Additional Senior Notes” and “Senior Notes” and replacing them with the following:

“‘Agreement’ means this Credit Agreement, as amended by that certain First Amendment dated as of March 26, 2012 and that Second Amendment dated as of September 4, 2012, as the same may from time to time be further amended, modified, supplemented or restated.

‘Existing 2018 Notes’ means the Borrower’s 8.625% Senior Notes due 2018 issued on November 2, 2010 pursuant to the Existing 2018 Notes Indenture, the aggregate outstanding principal amount of which as of the Effective Date is $400,000,000.

‘Existing 2018 Notes Indenture’ means that certain Indenture dated as of May 28, 2008 among the Borrower, certain Subsidiaries of the Borrower and Wells Fargo Bank, National Association, as trustee, as supplemented by the Fourth Supplemental Indenture dated as of November 2, 2010, the Sixth Supplemental Indenture dated as of May 4, 2011, the Eighth Supplemental Indenture dated as of August 5, 2011 and the Officer’s Certificate dated as of November 17, 2011, and as the same may be amended, restated, modified or further supplemented from time to time (to the extent such amendment, restatement, modification or supplement is applicable to the Existing 2018 Notes or the Additional 2018 Notes) in accordance with the terms of this Agreement.

‘Permitted Additional Senior Notes’ means any unsecured senior, senior subordinated or convertible notes issued after the Second Amendment Effective Date by the Borrower under Section 9.02(f).

‘Senior Notes’ means the Existing Senior Notes, the Additional 2018 Notes, any Permitted Additional Senior Notes and any Permitted Refinancing Debt in respect thereof.”

(b) Section 1.02 is hereby amended by adding the following defined terms thereto in the appropriate alphabetical order:

“‘Additional 2018 Notes’ means the Borrower’s 8.625% Senior Notes due 2018, issued on November 17, 2011 pursuant to the Existing 2018 Notes Indenture, the aggregate outstanding principal amount of which as of the Second Amendment Effective Date is $200,000,000.

‘Second Amendment Effective Date’ means September 4, 2012.”

2.2 Amendments to Section 9.02.

(a) Section 9.02(f) is hereby amended by deleting the reference to “$400,000,000” and replacing it with “$350,000,000”.

(b) Section 9.02 is hereby amended by adding a new clause (k) thereto reading in its entirety as follows:

“(k) the Additional 2018 Notes and any Permitted Refinancing Debt in respect thereof.”

Section 3. Conditions Precedent. This Second Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02) (such date, the “Second Amendment Effective Date”):

3.1 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

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3.2 The Administrative Agent shall have received from the Majority Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.

3.3 No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Second Amendment.

3.4 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require in connection with the transactions contemplated hereby.

The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment:

(i) all of the representations and warranties of the Borrower and the Guarantors contained in the Loan Documents are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and

(ii) no Default or Event of Default has occurred and is continuing.

4.3 Loan Document. This Second Amendment is a Loan Document.

4.4 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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4.5 NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

4.7 Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of- pocket costs and reasonable expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.8 Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	CARRIZO OIL & GAS, INC.

	By:	/s/ Paul F. Boling
Paul F. Boling Chief Financial Officer,
Vice President, Secretary and Treasurer

Signature Page to Second Amendment

LENDERS:	WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent
and a Lender

	By:	/s/ Greg Smothers

	Name:	Greg Smothers
	Title:	Director

Signature Page to Second Amendment

CREDIT AGRICOLE CORPORATE
AND INVESTMENT BANK, as a Lender

By:	/s/ Tom Byargeon

Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ Sharada Manne

Name:	Sharada Manne
Title:	Managing Director

Signature Page to Second Amendment

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

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CAPITAL ONE, N.A., as a Lender

By:	/s/ Robert James
Name:	Robert James
Title:	Vice President

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COMPASS BANK, as a Lender

By:	/s/ Ann Van Wagener
Name:	Ann Van Wagener
Title:	Vice President

Signature Page to Second Amendment

UNION BANK, N.A., as a Lender
By:	/s/ Damien G. Meiburger
Name:	Damien G. Meiburger
Title:	Senior Vice President

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SOCIETE GENERALE, as a Lender

By:	/s/ Graeme Bullen
Name:	Graeme Bullen
Title:	Managing Director

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Ari Bruger
Name:	Ari Bruger
Title:	Vice President

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Associate

Signature Page to Second Amendment